SUPPLEMENT DATED JUNE 19, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(As Supplemented on March 20, 2009 and May 4, 2009)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

On page 74, remove LargeCap Blend Fund I from the list of funds to which Principal Management Corporation will provide investment advisory services with respect to 10-40% of the funds’ assets.

On page 74, add the SmallCap Value Fund II to the list of funds for which Principal implemented a cash management program.

On or about July 14, 2009, Brown Investment Advisory Incorporated (“Brown”) will begin serving as an additional sub-advisor to the LargeCap Growth Fund I. Brown was founded in 1993 and is located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231. Brown is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company, which is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated.

Effective May 4, 2009, Lehman Brothers Asset Management LLC changed its name to Neuberger Berman Fixed Income, LLC. Neuberger Berman Fixed Income, LLC is a subsidiary of Neuberger Berman Group, LLC. Throughout this Statement of Additional Information references to this sub-advisor should reflect the name change.

On or about July 14, 2009, Montag & Caldwell, Inc. (“M&C”) will begin serving as an additional sub-advisor to the LargeCap Growth Fund II. M&C was founded in 1945 and is located at 3455 Peachtree Rd., NE, Suite 1200, Atlanta, Georgia 30326. M&C is a wholly-owned subsidiary of Fortis Bank SA/NV which is controlled by BNP Paribas.

On or about July 14, 2009, UBS Global Asset Management (Americas), Inc. will no longer be a sub-advisor to the SmallCap Growth Fund II. At that time, references to this sub-advisor should be deleted throughout this Statement of Additional Information.

Replace the paragraph at the top of page 83 with the following:

The Manager has contractually agreed to limit the Fund’s expenses (excluding interest the Funds incur in connection with investments they make) on certain share classes of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The expenses borne by the Manager are subject to reimbursement by the Funds through the expiration date, provided no reimbursement will be made if it would result in the Funds’ exceeding the total operating expense limits. The operating expense limits and the agreement terms are as follows:

Effective April 12, 2009, the limit for Class A shares of the Mortgage Securities Fund should be 0.81% in the operating expense limits table on page 83.

Sub-Advisory Agreements for the Funds

Funds for which Principal Global Investors, LLC (“PGI”) serves as Sub-Advisor

Effective July 1, 2009, replace the sub-advisory fee schedule for these funds and sub-advisor with the following:

Principal LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, and Strategic Income Funds: 0.03%

All other Funds

Effective July 1, 2009, replace the sub-advisory fee schedules for these funds and sub-advisors with the following:

LargeCap Value Fund I (UBS): First $200 million 0.25%, Next $300 million 0.20%, Over $500 million 0.18% MidCap Value Fund I (GSAM): First $350 million 0.46%, Over $350 million 0.40% SmallCap Growth Fund II (Emerald): First $200 million 0.50%, Over $200 million 0.45% International Fund I (Pyramis): First $200 million 0.45%, Next $450 million 0.40%, Over $650 million 0.35%

MULTIPLE CLASS STRUCTURE

Rule 12b-1Fees / Distribution Plans and Agreements

Effective June 30, 2009, Principal Funds Distributor, Inc. will become the sole distributor for the Institutional, J, R-1, R-2, R-3, R-4, and R-5 share classes of Principal Funds, Inc. Use of the term “distributor” throughout this Statement of Additional Information for these share classes (and the other share classes of Principal Funds, Inc.) refers to Principal Funds Distributor, Inc.

DISCLOSURE REGARDING PORTFOLIO MANAGERS
Add the following to the Disclosure Regarding Portfolio Managers section:

Sub-Advisor(s): Brown Investment Advisory Incorporated information presented is as of May 31, 2009

				Total Assets of the
			Number of	Accounts that
		Total Assets	Accounts that	base the Advisory
		in the	base the Advisory	Fee on
	Total Number	Accounts	Fee on	Performance
	of Accounts	(in $ millions)	Performance	(in $ millions)
Portfolio Manager: Kenneth M. Stuzin, CFA			0	0
Fund(s) managed by portfolio manager: PFI
Large-Cap Growth Fund I	1	450	0	0
Other Registered investment companies:	1	65	0	0
Other Pooled Funds	2	58	0	0
Other accounts	528	1,082	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Sub-Advisor may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows.

The Sub-Advisor also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Funds may abuse their fiduciary duties to the Funds.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

Compensation

The portfolio manager of the Sub-Advisor receives a compensation package that includes a base salary and variable incentive bonus. A portfolio manager who is also a member of the Sub-Advisor’s management team maintains a significant equity interest in Brown Advisory Holdings Incorporated. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the Sub-Advisor’s business. When evaluating a portfolio manager’s performance the Sub-Advisor compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1,3, and 5 year periods.

Accounts managed in the large-cap growth equity strategy are typically compared to the Russell 1000 Growth Index. All portions of a portfolio manager’s compensation package are paid by the Sub-Advisor and not by any client account.

Ownership of Securities

1.For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -$10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of Securities
	Funds Managed by Portfolio Manager	Owned by the Portfolio
Portfolio Manager	(list each fund on its own line)	Manager
Kenneth M. Stuzin, CFA	PFI Large-Cap Growth Fund I	None

Sub-Advisor(s): Montag & Caldwell, Inc. – information presented is as of May 31, 2009.

		Other Accounts Managed

				Total Assets of
			Number of	the Accounts that
		Total Assets	Accounts that	base the
		in the	base the	Advisory Fee on
	Total Number	Accounts	Advisory Fee on	Performance
	of Accounts	(in $ millions)	Performance	(in $ millions)
Ronald E. Canakaris, CFA
Large Cap Growth Fund II
Registered investment companies	5	$2,575	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	5	$877	0	$0

Grover C. Maxwell III, CFA
Large Cap Growth Fund II
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	23	$389	0	$0

Charles E. Markwalter, CFA
Large Cap Growth Fund II
Registered investment companies	2	$429	0	$0
Other pooled investment vehicles	13	$758	0	$0
Other accounts	15	$669	0	$0

Conflicts of Interest

  a description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The portfolio managers for the Fund manage multiple accounts following Montag & Caldwell’s large cap growth strategy. Montag & Caldwell has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, including policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Compensation is not based on the performance of individual client accounts but rather of the firm as a whole and the firm's Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation for the portfolio managers includes an annual fixed base salary plus incentive compensation, which may be significantly larger than the base salary.

Incentive compensation levels are subjectively determined by the Firm's Executive Committee, which is comprised of Montag & Caldwell’s Chairman/President and Chief Executive Officer, and is based on the success of the firm in achieving clients’ investment objectives and providing excellent client service.

Montag & Caldwell does not employ performance-based compensation formulas and incentive compensation is not based on the performance or the value of assets held in the Fund's portfolio or in any other portfolio. Further, incentive compensation is not directly related to the size, growth or fees received from the management of any particular portfolio.

The portfolio managers may also participate in a bonus arrangement that is partially based on identifying new business prospects and obtaining new clients. Other components of the portfolio managers’ compensation include a 401(k) savings & profit sharing plan.

Ownership of Securities

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 -$10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of Securities
	Funds Managed by Portfolio Manager	Owned by the Portfolio
Portfolio Manager	(list each fund on its own line)	Manager
Ronald E. Canakaris, CFA	Large Cap Growth Fund II	None
Grover C. Maxwell, CFA	Large Cap Growth Fund II	None
Charles E. Markwalter, CFA	Large Cap Growth Fund II	None